UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): July 12, 2006
HSBC Home Equity Loan Trust (USA) 2006-1
(Exact name of the issuing entity)
Commission File Number of the issuing entity: 333-132348-02
HSBC Home Equity Loan Corporation I
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132348
HSBC Finance Corporation
(Exact name of the sponsor as specified in its charter)

Delaware	36-3955292
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.
Incorporation of the depositor)	of the depositor)

2700 Sanders Road, Prospect Heights, Illinois	60070
(Address of Principal Executive Offices of the depositor)	(Zip Code)
The depositor’s telephone number, including area code (847) 564-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Sale and Servicing Agreement
Amended and Restated Trust Agreement
Indenture

Item 8.01. Other Events.
     On July 12, 2006, HSBC Home Equity Loan Trust (USA) 2006-1 (the “Trust”) entered into (i) a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), among HSBC Home Equity Loan Corporation I, as depositor, HSBC Home Equity Loan Trust (USA) 2006-1, as trust, HSBC Finance Corporation, as servicer, HSBC Bank USA, National Association, as administrator, and JPMorgan Chase Bank, National Association, as indenture trustee, (ii) an Amended and Restated Trust Agreement (the “Trust Agreement”), among HSBC Finance Corporation, HSBC Home Equity Loan Corporation I, as depositor, U.S. Bank Trust National Association, as owner trustee, and HSBC Bank USA, National Association, as administrator, and (iii) an Indenture (the “Indenture”), among HSBC Home Equity Loan Trust (USA) 2006-1, as issuer, JPMorgan Chase Bank, National Association, as indenture trustee, U.S. Bank Trust National Association, as owner trustee, and HSBC Bank USA, National Association, as administrator, providing for the issuance of the Trust’s Closed-End Home Equity Loan Asset Backed Notes, Series 2006-1 (the “Notes”). The Notes were issued on July 12, 2006.
     This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of the Sale and Servicing Agreement (Exhibit 4.1 hereto), the Trust Agreement (Exhibit 4.2 hereto) and the Indenture (Exhibit 4.3 hereto) executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
4.1	Sale and Servicing Agreement among HSBC Home Equity Loan Corporation I, as depositor, HSBC Home Equity Loan Trust (USA) 2006-1, as trust, HSBC Finance Corporation, as servicer, HSBC Bank USA, National Association, as administrator, and JPMorgan Chase Bank, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement among HSBC Finance Corporation, HSBC Home Equity Loan Corporation I, as depositor, U.S. Bank Trust National Association, as owner trustee, and HSBC Bank USA, National Association, as administrator.

4.3	Indenture among HSBC Home Equity Loan Trust (USA) 2006-1, as issuer, JPMorgan Chase Bank, National Association, as indenture trustee, U.S. Bank Trust National Association, as owner trustee, and HSBC Bank USA, National Association, as administrator.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC HOME EQUITY LOAN CORPORATION I

By:	/s/ David J. Hunter
Name: David J. Hunter
Title: Vice President and Assistant Treasurer
Dated: July 20, 2006

3

Exhibit Index
4.1	Sale and Servicing Agreement among HSBC Home Equity Loan Corporation I, as depositor, HSBC Home Equity Loan Trust (USA) 2006-1, as trust, HSBC Finance Corporation, as servicer, HSBC Bank USA, National Association, as administrator, and JPMorgan Chase Bank, National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement among HSBC Finance Corporation, HSBC Home Equity Loan Corporation I, as depositor, U.S. Bank Trust National Association, as owner trustee, and HSBC Bank USA, National Association, as administrator.

4.3	Indenture among HSBC Home Equity Loan Trust (USA) 2006-1, as issuer, JPMorgan Chase Bank, National Association, as indenture trustee, U.S. Bank Trust National Association, as owner trustee, and HSBC Bank USA, National Association, as administrator.

4